                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                  FORM 8 - K/A

                               (AMENDMENT NO. 1)

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported):  FEBRUARY 24, 1995





                        KANEB PIPE LINE PARTNERS, L.P.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



                                   DELAWARE
--------------------------------------------------------------------------------
                (State or other jurisdiction of incorporation)

     1-10311                                               75-2287571
(Commission File Number)                       (IRS Employer Identification No.)


      2435 N. Central Expressway, Seventh Floor, Richardson, Texas  75080
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)




Registrant's telephone number, including area code:        (214) 699-4000
                                                    ----------------------------

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (b)  Pro forma financial information.

                                   SIGNATURE
                                   ---------


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            KANEB PIPE LINE PARTNERS, L.P.
                                            ------------------------------
                                            (Registrant)



Date:  August 28, 1995                      /s/ Edward D. Doherty
                                            ---------------------------
                                            Edward D. Doherty
                                            Chairman

                        KANEB PIPE LINE PARTNERS, L.P.

                        PRO FORMA FINANCIAL STATEMENTS
                                  (Unaudited)

In February 1995, Kaneb Pipe Line Partners, L.P. ("Kaneb") acquired, through its operating partnership, the refined petroleum product pipeline assets (the "West Pipeline") of Wyco Pipe Line Company for $27.1 million. The West Pipeline was owned 60% by a subsidiary of GATX Terminals Corporation and 40% by a subsidiary of Amoco Pipe Line Company. The acquisition was financed by the sale of $27 million of first mortgage notes to three insurance companies. The assets acquired from Wyco Pipe Line Company did not include certain assets that were leased to Amoco Pipe Line Company, and the purchase agreement did not provide for either (i) the continuation of an arrangement with Amoco Pipe Line Company for the monitoring and control of pipeline flows or (ii) the extension or assumption of certain credit agreements that Wyco Pipe Line Company had with its shareholders.

The following unaudited pro forma financial statements for Kaneb have been derived from the audited historical financial statements of Kaneb and Wyco Pipe Line Company for the year ended December 31, 1993 and the unaudited financial statements for the nine month period ended September 30, 1994. The following unaudited pro forma financial statements have been compiled as if Kaneb acquired the pipeline assets of the West Pipeline on the date of the balance sheet or as of the beginning of the period for income statement purposes. The unaudited pro forma financial statements should be read in conjunction with the notes accompanying such unaudited pro forma financial statements and with the audited historical financial statements and related notes of Kaneb and Wyco Pipe Line Company.

The unaudited pro forma financial statements may not be indicative of the results that would have occurred if Kaneb had acquired the pipeline assets of the West Pipeline on the dates indicated or which will be obtained in the future.

                        KANEB PIPE LINE PARTNERS, L.P.
                        PRO FORMA STATEMENTS OF INCOME
                         YEAR ENDED DECEMBER 31, 1993
                    (In Thousands, except per unit amounts)
                                  (Unaudited)


                                                                          West
                                                     Partnership        Pipeline       Acquisition          Pro
                                                      Historical       Historical      Adjustments         Forma
                                                    --------------   -------------   --------------     -----------


Revenues                                             $  69,235        $  16,602        $ (5,006)  (a)     $ 80,831
                                                    -----------      -----------     -----------       ------------

Costs and expenses:
   Operating Costs                                      29,012            5,839                             34,851
   Depreciation and Amortization                         6,135              841            (137)  (b)        6,839
   General and administrative                            4,673              664             -                5,337
                                                    -----------      -----------     -----------       ------------
    Total costs and expenses                            39,820            7,344            (137)            47,027
                                                    -----------      -----------     -----------       ------------
Operating income                                        29,415            9,258          (4,869)            33,804

Interest and other income                                1,331              172             -                1,503

Interest expense                                        (3,376)             (13)         (2,247)  (c)       (5,636)

Minority interest in net income                           (266)             -               (23)  (d)         (289)

Income taxes                                              (450)          (3,335)          3,335   (e)         (450)
                                                    -----------      -----------     -----------       ------------

Net income                                            $ 26,654        $   6,082        $ (3,804)          $ 28,932
                                                    ===========      ===========     ===========       ============
Allocation of net income per Senior Preference Unit   $   2.20                                            $   2.20
                                                    ===========                                        ============

                        KANEB PIPE LINE PARTNERS, L.P.
                        PRO FORMA STATEMENTS OF INCOME
                     NINE MONTHS ENDED SEPTEMBER 30, 1994
                    (In Thousands, except per unit amounts)
                                  (Unaudited)

                                                                             West
                                                      Partnership          Pipeline       Acquisition            Pro
                                                       Historical         Historical      Adjustments           Forma
                                                     --------------      ------------    -------------       -----------

Revenues                                              $   57,925          $   9,461       $        -           $ 67,386
                                                     --------------      ------------    -------------       -----------
Costs and expenses:
   Operating costs                                        24,504              3,438              -               27,942
   Depreciation                                            5,366                629             (101)  (b)        5,894
   General and administrative                              3,631                909              -                4,540
                                                     --------------      ------------    -------------       -----------

     Total costs and expenses                             33,501              4,976             (101)            38,376
                                                     --------------      ------------    -------------       -----------

Operating income                                          24,424              4,485              101             29,010

Interest and other income                                    926                583              -                1,509

Interest expense                                          (2,654)               -             (1,695)  (c)       (4,349)

Minority interest in net income                             (217)               -                (35)  (d)         (252)

Income taxes                                                (744)            (1,965)           1,965   (e)         (744)
                                                     --------------      ------------    -------------       -----------

Net income                                            $   21,735          $   3,103       $      336           $ 25,174
                                                     ==============      ============    =============       ===========

Allocation of net income per Senior Preference Unit   $     1.65                                               $   1.65
                                                     ==============                                          ===========

                        KANEB PIPE LINE PARTNERS, L.P.
                           PRO FORMA BALANCE SHEETS
                              SEPTEMBER 30, 1994
                                (In Thousands)
                                  (Unaudited)

                                                 Partnership       Acquisition        Pro
                                                 Historical        Adjustments       Forma
                                              -----------------  --------------    ----------

                                              ASSETS

Current assets:
  Cash                                           $        7,142   $      2,047 (f) $   9,189
  Current portion of receivable from
    general partner                                       4,974            -           4,974
  Accounts receivable                                     2,166            -           2,166
  Prepaid expenses                                        2,331            -           2,331
                                                 --------------   -------------    ----------
    Total current assets                                 16,613          2,047        18,660
                                                 --------------   -------------    ----------
Receivable from general partner                           4,133            -           4,133
                                                 --------------   -------------    ----------
Property and equiptment, net                            144,289         28,161  (a)  172,450
                                                 --------------   -------------    ----------

                                                 $      165,035   $     30,208     $ 195,243
                                                 ==============   =============    ==========


                                         LIABILITIES AND CAPITAL

Current Liabilities:
  Current portion of long-term debt              $        1,496    $        -      $    1,496
  Accounts payable, accrued expenses
    and distributions payable                            14,042           1,296 (g)    15,338
  Deferred terminating fees                               1,658             -           1,658
  Payable to general partner                              1,035             -           1,035
                                                 --------------   -------------    ----------
    Total current liabilities                            18,231           1,296        19,527
                                                 --------------   -------------    ----------

Long-term debt, less current portion                     44,022          27,000 (h)    71,022
                                                 --------------   -------------    ----------

Other liabilities                                         1,631           1,912 (i)     3,543
                                                 --------------   -------------    ----------

Minority interest                                           996             -             996
                                                 --------------   -------------    ----------

Capital                                                 100,155             -         100,155
                                                 --------------   -------------    ----------

                                                 $      165,035   $      30,208    $  195,243
                                                 ==============   =============    ==========

                        Kaneb Pipe Line Partners, L. P.

                    Notes to Pro Forma Financial Statements



(a) Represents the preliminary allocation of the estimated fair market value of the acquired assets and elimination of the historical gain on an asset sale in 1993, however, the internal valuation of the assets is not complete as of the date of this filing.

(b) Represents adjustments to the depreciation and amortization of the acquired assets.

(c) Represents interest expense on $27 million of acquisition debt at 8.37% per annum.

(d) Represents the General Partner's 1% general partner interest in Kaneb Operating Partnership, L.P.

(e) Represents elimination of corporate income taxes as the acquired operations will be taxed as a partnership.

(f)  Represents cash received from seller to settle liabilities acquired.

(g)  Represents liabilities assumed and accrued acquisition costs.

(h) Represents the issuance of $27 million of long-term debt, incurred in connection with the acquisition of the West Pipeline.

(i)  Represents liabilities assumed in connection with the acquisition.